                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                JANUARY 13, 1998
                Date of Report (Date of earliest event reported)

                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-7476                   63-0591257
(State or other jurisdiction   (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)

                              AMSOUTH-SONAT TOWER
                            1900 FIFTH AVENUE NORTH
                           BIRMINGHAM, ALABAMA  35203
          (Address, including zip code, of principal executive office)

                                 (205) 320-7151
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  Other Events

         AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to report its preliminary results of operations for the fourth quarter of 1997 and for the fiscal year ended December 31, 1997. On January 13, 1998, AmSouth issued a press release describing its results of operations for the fourth quarter of 1997 and for the year ended December 31, 1997. The press release is attached as Exhibit 99 and incorporated as part of this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed as part of this Current Report on Form 8-K.

         EXHIBIT NO.                EXHIBIT
         -----------                -------

            99                 Press Release dated
                               January 13, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMSOUTH BANCORPORATION


                               By:  /s/ Carl L. Gorday
                                    ------------------------
                                     Assistant Secretary

Date: January 30, 1998

            EXHIBIT                    INDEX TO EXHIBITS
            -------                    -----------------

              99                       Press Release dated
                                       January 13, 1998

                            AmSouth Bancorporation
                             Post Office Box 11007
                           Birmingham, Alabama 35288


News
Release


AMSOUTH


FOR IMMEDIATE RELEASE

 Contact:  (Investment Community) List Underwood (205) 801-0265
           (News Media) Jim Underwood (205) 326-5184

          AMSOUTH REPORTS RECORD FOURTH QUARTER AND FULL YEAR EARNINGS

           Fourth quarter earnings per share up 19.7 percent to $.73
                   versus $.61 in the fourth quarter of 1996


     BIRMINGHAM, ALABAMA, JANUARY 13, 1998 --- AmSouth Bancorporation announced today record fourth quarter earnings of $58.9 million, or $.73 per share ($.72 on a diluted basis), and full year earnings of $226.2 million, or $2.76 per share ($2.73 on a diluted basis).

     Fourth quarter 1997 earnings per share of $.73 increased 19.7 percent over the $.61 recorded in the fourth quarter of 1996, while net income of $58.9 million increased 14.1 percent over the $51.6 million earned in the fourth quarter of 1996. AmSouth's fourth quarter 1997 performance resulted in a return on average equity of 17.15 percent, the highest quarterly return on equity since the company was founded, and a return on average assets of 1.29 percent. The company's fourth quarter efficiency ratio was 55.72 percent.

     For the year, AmSouth's earnings represent a 14.3 percent increase over 1996 net income of $197.9 million (excluding a one-time charge in 1996 to capitalize the Savings Association Insurance Fund) and an 18.5 percent increase over 1996 earnings per share of $2.33.

     AmSouth's 1997 performance resulted in a return on average equity for the year of 16.51 percent, the highest annual return on equity in the company's history, and a return on average assets of 1.25 percent. The company's efficiency ratio for the year improved to 55.43 percent.

     "With record fourth quarter income and profitability, we have built a solid track record of 12 consecutive quarters of increased earnings per share," C. Dowd Ritter, chairman, president and chief executive officer of AmSouth Bancorporation and AmSouth Bank, said. For the three year period ending on December 31, 1997, AmSouth's earnings per share have grown at a compounded annual rate of 22.5 percent, according to Ritter.

     "We are especially pleased that our shareholders realized significant appreciation on their investment in AmSouth stock during 1997," Ritter added. Based on AmSouth's closing stock price of $54.31 on December 31, AmSouth shareholders realized a total gain, including stock price appreciation and dividends, of 73 percent during 1997. AmSouth's market capitalization increased $1.7 billion in 1997 and totaled $4.4 billion at December 31, 1997.

     Net interest income for the year increased 3.7 percent, while average consolidated loans, excluding residential first mortgages, grew 10.0 percent, led by a 30.8 percent increase in average home equity loans and a 13.3 percent increase in average commercial loans. The company's Florida franchise led the company in commercial, commercial real estate and home equity loan growth, according to Ritter.

     Fourth quarter highlights cited by Ritter include increasing the corporation's quarterly dividend 7.1 percent from $.28 to $.30. The 1997 increase marked the 24th consecutive year that AmSouth has increased its dividends to shareholders, which has earned AmSouth the distinction of "dividend achiever" by Moody's Investors Service.

     Total fourth quarter noninterest income, which includes earnings from trust, investment management services and other sources of fee income, was $70.9 million, an increase of $10.3 million, or 16.9 percent, compared with the fourth quarter of 1996. Fourth quarter 1997 noninterest expenses were $135.1 million, an increase of 3.0 percent over last year's fourth quarter.

     Net charge-offs were .51 percent of average net loans in the current quarter, the fourth consecutive quarter of improvement in this key measure of credit quality. The allowance for loan losses to loans net of unearned income was 1.46 percent compared with 1.48 percent reported in the fourth quarter of 1996. Total nonperforming assets were $83.4 million at December 31, 1997, a decline of $10.9 million, or 11.5 percent, from the previous year.

     AmSouth is a regional bank holding company headquartered in Birmingham. At December 31, the company reported assets of $18.6 billion, ranking it among the top 50 banking institutions in the U.S. AmSouth operates 276 banking offices and more than 600 ATMs in Alabama, Florida, Tennessee and Georgia. AmSouth and its subsidiaries provide a full line of traditional and nontraditional financial services including consumer and commercial banking, mortgages, trust services and investment management.

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                     (In thousands except per share data)

                                       Three Months                                     Twelve  Months
                                       Ended December 31                                Ended December 31
                                       --------------------------           %           --------------------------        %
EARNINGS SUMMARY                           1997           1996           Change             1997            1996        Change
                                       -----------------------------------------        -------------------------------------
Net interest income                    $ 170,022     $   169,466             0.3        $  676,277     $   652,381        3.7
Provision for loan losses                 15,780          18,497           (14.7)           67,399          65,171        3.4
                                       ----------    -----------                        ----------     -----------
Net interest income after provision      154,242         150,969             2.2           608,878         587,210        3.7
Noninterest revenues                      70,949          60,677            16.9           266,004         235,274       13.1
SAIF assessment                              -0-             -0-              --               -0-          24,196     (100.0)
Noninterest expenses                     135,101         131,150             3.0           526,192         510,036        3.2
                                       ----------    -----------                        ----------     -----------
Income before income taxes                90,090          80,496            11.9           348,690         288,252       21.0
Income taxes                              31,198          28,881             8.0           122,523         105,576       16.1
                                       ----------    -----------                        ----------     -----------
Net income                             $  58,892     $    51,615            14.1        $  226,167     $   182,676       23.8
                                       ==========    ===========                        ==========     ===========

Earnings per common share*             $    0.73     $      0.61            19.7        $     2.76     $      2.15       28.4
Earnings per common share-diluted*          0.72            0.61            18.0              2.73            2.13       28.2
Average common shares outstanding*        80,577          84,411                            82,039          84,908
Average common shares
    outstanding-diluted*                  81,392          85,058                            82,746          85,843
End of period common shares
    outstanding*                          80,537          84,036


                                       Average for                                   Average for
                                       Three Months                                  Twelve Months
                                       Ended December 31                             Ended December 31
                                       --------------------------          %         ------------------------------      %
BALANCE SHEET SUMMARY                      1997          1996           Change            1997             1996       Change
                                       ------------------------------------------    -----------------------------------------
Loans net of unearned income           $12,168,038   $11,802,480            3.1       $12,059,249       $11,694,849      3.1
Total investment securities**            4,476,940     5,010,649          (10.7)        4,564,575         5,012,818     (8.9)
Earning assets**                        16,738,128    16,873,483           (0.8)       16,696,385        16,815,019     (0.7)
Total assets                            18,145,256    18,050,545            0.5        18,042,143        17,989,621      0.3
Noninterest-bearing deposits             1,867,575     1,804,129            3.5         1,820,387         1,767,444      3.0
Interest-bearing deposits               10,858,650    10,681,839            1.7        10,743,810        11,158,899     (3.7)
Total deposits                          12,726,225    12,485,968            1.9        12,564,197        12,926,343     (2.8)
Shareholders' equity                     1,362,506     1,388,628           (1.9)        1,369,777         1,380,532     (0.8)

                                       Ending
                                       Balance
                                       December 31
                                       --------------------------        %
BALANCE SHEET SUMMARY                      1997          1996          Change
                                       ------------------------------------------
Loans net of unearned income           $12,237,668    $12,080,246        1.3
Total investment securities**            4,737,074      4,896,954       (3.3)
Earning assets**                        17,075,968     17,056,661        0.1
Total assets                            18,622,256     18,407,264        1.2
Noninterest-bearing deposits             2,062,906      1,951,543        5.7
Interest-bearing deposits               10,882,291     10,516,056        3.5
Total deposits                          12,945,197     12,467,599        3.8
Shareholders' equity                     1,385,245      1,395,829       (0.8)


                                            1997                                               1996
                                         -------------------------------------------------  ---------
SELECTED RATIOS                            4th Qtr       3rd Qtr      2nd Qtr     1st Qtr    4th Qtr
                                         -------------------------------------------------  ---------
Average shareholders' equity to
 average total assets                       7.51 %        7.57 %       7.57 %      7.73 %      7.69 %
End of period shareholders' equity to
 end of period total assets                 7.44          7.55         7.53        7.64        7.58
Tier 1 capital to risk-adjusted assets      7.13 ***      7.31         7.58        7.82        7.87
Total capital to risk-adjusted assets      10.34 ***     10.68        11.02       11.47       11.54
Loans net of unearned income to total
 deposits                                  94.53         95.99        96.07       97.06       96.89
Net income (annualized) to average
 total assets                               1.29          1.26        1.24        1.23         1.14
Net income (annualized) to average
 shareholders' equity                      17.15         16.64       16.32       15.94        14.79
Book value per common share*               17.20         16.89       16.85       16.55        16.61
Tangible book value per common share*      14.07         13.72       13.68       13.38        13.42
Efficiency ratio                           55.72         55.39       55.35       55.24        56.47

---------------------------------------------------------
                                       1996        YTD
SELECTED RATIOS WITHOUT             ---------- ----------
SAIF ASSESSMENT                       3rd Qtr      1996
                                    ---------- ----------
Earnings per common share *           $0.59      $2.33
Net income (annualized) to
 average total assets                  1.10 %     1.10 %
Net income (annualized) to
 average shareholders' equity         14.42 %    14.26 %

Efficiency ratio                      56.21 %    56.86 %
---------------------------------------------------------

*       Restated for three-for-two stock split in April 1997
**      Excludes adjustment for market valuation on available-for-sale securities
***     Estimated

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                            (Dollars in thousands)

                                                               December 31,     December 31,
                                                                  1997              1996         % Change
                                                               -----------      ------------     ----------
LOANS NET OF UNEARNED INCOME
Commercial                                                      $ 3,737,550      $ 3,606,866         3.6
Commercial real estate:
  Commercial real estate mortgages                                1,711,093        1,651,668         3.6
  Real estate construction                                          867,255          693,417        25.1
                                                                -----------     ------------
   Total commercial real estate                                   2,578,348        2,345,085         9.9
Consumer:
  Residential first mortgages                                     2,603,474        2,971,949       (12.4)
  Other residential mortgages                                     1,114,133          882,208        26.3
  Dealer indirect                                                 1,242,771        1,218,331         2.0
  Revolving credit                                                  454,889          491,958        (7.5)
  Other consumer                                                    506,503          563,849       (10.2)
                                                                -----------     ------------
   Total consumer                                                 5,921,770        6,128,295        (3.4)
                                                                -----------     ------------
  Total loans net of unearned income                            $12,237,668      $12,080,246         1.3
                                                                ===========     ============

                                                                                        1997                       1996
                                                                    ------------------------------------------    -------
                                                                     Dec 31      Sep 30      Jun 30     Mar 31     Dec 31
                                                                    -------     -------     -------    -------    -------
NONPERFORMING ASSETS
Nonaccrual loans                                                    $71,358     $67,384     $73,044    $79,469    $78,048
Foreclosed properties                                                11,433      11,518      13,546     12,890     14,445
Repossessions                                                           632       1,008       2,272      2,030      1,822
                                                                    -------     -------     -------    -------    -------
  Total nonperforming assets                                        $83,423     $79,910     $88,862    $94,389    $94,315
                                                                    =======     =======     =======    =======    =======
Nonperforming assets to loans net of unearned income,
  foreclosed properties and repossessions                              0.68%       0.66%       0.73%      0.78%      0.78%

Accruing loans 90 days past due                                     $37,797     $33,466     $42,918    $32,535    $36,382
                                                                    =======     =======     =======    =======    =======


                                                                                      1997                         1996
                                                                   -------------------------------------------   --------
                                                                     Dec 31      Sep 30      Jun 30     Mar 31     Dec 31
                                                                   --------    --------    --------   --------   --------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                                     $179,126    $179,081    $179,049   $179,049   $179,350
Loans charged off                                                   (22,864)    (24,280)    (24,209)   (22,632)   (23,009)
Recoveries of loans previously charged off                            7,155       8,223       6,441      4,915      4,211
                                                                   --------    --------    --------   --------   --------
    Net charge-offs                                                 (15,709)    (16,057)    (17,768)   (17,717)   (18,798)
Addition to allowance charged to expense                             15,780      16,102      17,800     17,717     18,497
                                                                   --------    --------    --------   --------   --------
Balance at end of period                                           $179,197    $179,126    $179,081   $179,049   $179,049
                                                                   ========    ========    ========   ========   ========

Allowance for loan losses to loans net of unearned income              1.46%       1.48%       1.48%      1.49%      1.48%
Net charge-offs to average loans net of unearned income*               0.51%       0.53%       0.59%      0.60%      0.63%
Allowance for loan losses to nonperforming loans                     251.12%     265.83%     245.17%    225.31%    229.41%
Allowance for loan losses to nonperforming assets                    214.81%     224.16%     201.53%    189.69%    189.84%
------------------
      * Annualized

                                       9

                            AMSOUTH BANCORPORATION
                QUARTERLY CONSOLIDATED AVERAGE DAILY BALANCES,
                 REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                  (Unaudited)


                                                 FOURTH QUARTER ENDED DECEMBER 31
                                                 1997                                  1996
                                                 --------------------------------------------------------------------
(Taxable Equivalent Basis -                       Average     Revenue/    Yield/       Average     Revenue/   Yield/
   Dollars in Thousands)                          Balance     Expense      Rate        Balance     Expense     Rate
                                                -----------   ---------   -------    -----------   --------   -------
ASSETS
Earning assets:
  Loans net of unearned income                  $12,168,038    $268,361     8.75%    $11,802,480   $254,051     8.56%
  Available-for-sale securities                   2,202,087      40,488     7.29       2,324,417     42,081     7.20
  Held-to-maturity securities:
    Taxable                                       2,151,095      36,486     6.73       2,502,510     42,208     6.71
    Tax-free                                        123,758       3,376    10.82         183,722      5,590    12.10
                                                -----------   ---------              -----------   --------
      Total held-to-maturity securities           2,274,853      39,862     6.95       2,686,232     47,798     7.08
                                                -----------   ---------              -----------   --------

  Total investment securities                     4,476,940      80,350     7.12       5,010,649     89,879     7.14
  Other earning assets                               93,150         987     4.20          60,354        742     4.89
                                                -----------   ---------              -----------   --------

      Total earning assets                       16,738,128     349,698     8.29      16,873,483    344,672     8.13
Cash and other assets                             1,541,105                            1,321,914
Allowance for loan losses                          (179,095)                            (178,725)
Market valuation on AFS securities                   45,118                               33,873
                                                -----------                          -----------
                                                $18,145,256                          $18,050,545
                                                ===========                          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing demand deposits              $ 3,871,949      32,925     3.37     $ 3,550,046     27,480     3.08
  Savings deposits                                1,029,337       7,455     2.87       1,059,981      7,557     2.84
  Time deposits                                   5,050,259      70,969     5.58       5,294,505     72,724     5.46
  Certificates of deposit of $100,000 or more       907,105      12,978     5.68         777,307     11,066     5.66
  Federal funds purchased and securities
    sold under agreements to repurchase           1,497,408      20,083     5.32       1,771,740     23,146     5.20
  Other interest-bearing liabilities              2,284,497      33,784     5.87       2,170,005     31,138     5.71
                                                -----------   ---------              -----------   --------
      Total interest-bearing liabilities         14,640,555     178,194     4.83      14,623,584    173,111     4.71
                                                              ---------   -------                  --------   -------

      Incremental interest spread                                           3.46%                               3.42%
                                                                          =======                             =======
Noninterest-bearing demand deposits               1,867,575                            1,804,129
Other liabilities                                   274,620                              234,204
Shareholders' equity                              1,362,506                            1,388,628
                                                -----------                          -----------

                                                $18,145,256                          $18,050,545
                                                ===========                          ===========

      Net interest income/margin
        on a taxable equivalent basis                           171,504     4.07%                   171,561     4.04%
                                                                          =======                             =======

Taxable equivalent adjustment:
  Loans                                                             364                                 474
  Securities                                                      1,118                               1,621
                                                               --------                            --------
     Total taxable equivalent adjustment                          1,482                               2,095
                                                               --------                            --------
      Net interest income                                      $170,022                            $169,466
                                                               ========                            ========

                            AMSOUTH BANCORPORATION
                   YTD CONSOLIDATED AVERAGE DAILY BALANCES,
                 REVENUE AND EXPENSE SUMMARY, YIELDS AND RATES
                                  (Unaudited)

                                                   TWELVE MONTHS ENDED DECEMBER 31
                                                   1997                                           1996
                                                   ---------------------------------------------------------------------------
(Taxable Equivalent Basis -                         Average       Revenue/     Yield/         Average      Revenue/     Yield/
   Dollars in Thousands)                            Balance       Expense      Rate           Balance      Expense      Rate
                                                  ----------------------------------         --------------------------------
ASSETS
Earning assets:
  Loans net of unearned income                    $12,059,249    $1,053,837     8.74 %       $11,694,849  $1,006,658     8.61%
  Available-for-sale securities                     2,113,217       155,600     7.36           2,391,748     164,473     6.88
  Held-to-maturity securities:
        Taxable                                     2,305,336       156,138     6.77           2,422,940     163,159     6.73
        Tax-free                                      146,022        15,989    10.95             198,130      22,204    11.21
                                                  -----------    ----------                  -----------  ----------
             Total held-to-maturity securities      2,451,358       172,127     7.02           2,621,070     185,363     7.07
                                                  -----------    ----------                  -----------  ----------
  Total investment securities                       4,564,575       327,727     7.18           5,012,818     349,836     6.98
  Other earning assets                                 72,561         3,265     4.50             107,352       6,610     6.16
                                                  -----------    ----------                  -----------  ----------
     Total earning assets                          16,696,385     1,384,829     8.29          16,815,019   1,363,104     8.11
Cash and other assets                               1,490,195                                  1,327,974
Allowance for loan losses                            (179,656)                                  (178,592)
Market valuation on AFS securities                     35,219                                     25,220
                                                  -----------                                -----------
                                                  $18,042,143                                $17,989,621
                                                  ===========                                ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
  Interest-bearing demand deposits                $ 3,727,911       123,586     3.32         $ 3,670,068     115,192     3.14
  Savings deposits                                  1,045,121        29,928     2.86           1,036,240      28,432     2.74
  Time deposits                                     5,109,045       281,838     5.52           5,593,123     318,410     5.69
  Certificates of deposit of $100,000 or more         861,733        48,735     5.66             859,468      49,311     5.74
  Federal funds purchased and securities
    sold under agreements to repurchase             1,478,394        78,461     5.31           1,771,305      91,790     5.18
  Other interest-bearing liabilities                2,390,758       138,963     5.81           1,689,575      98,307     5.82
                                                  -----------    ----------                  -----------  ----------

     Total interest-bearing liabilities            14,612,962       701,511     4.80          14,619,779     701,442     4.80
                                                                 ----------    -----                      ----------    -----

         Incremental interest spread                                            3.49 %                                   3.31%
                                                                               =====                                    =====
Noninterest-bearing demand deposits                 1,820,387                                  1,767,444
Other liabilities                                     239,017                                    221,866
Shareholders' equity                                1,369,777                                  1,380,532
                                                  -----------                                -----------

                                                  $18,042,143                                $17,989,621
                                                  ===========                                ===========
         Net interest income/margin
          on a taxable equivalent basis                             683,318     4.09 %                       661,662     3.93%
                                                                               =====                                    =====
Taxable equivalent adjustment:
  Loans                                                               1,712                                    2,178
  Securities                                                          5,329                                    7,103
                                                                 ----------                               ----------
     Total taxable equivalent adjustment                              7,041                                    9,281
                                                                 ----------                               ----------
         Net interest income                                     $  676,277                               $  652,381
                                                                 ==========                               ==========

                            AMSOUTH BANCORPORATION
                                  (Unaudited)
                            (Dollars in Thousands)

                                             Three Months                       Twelve Months
                                           Ended December 31                  Ended December 31
                                         ---------------------      %        --------------------      %
                                          1997          1996      Change       1997         1996     Change
                                        --------      --------    ------     --------     --------   ------
NONINTEREST REVENUES

Trust income                            $ 16,563      $ 14,889     11.2      $ 62,094     $ 57,354     8.3
Service charges on deposit accounts       25,233        23,939      5.4        98,546       94,765     4.0
Credit card income                         3,992         4,192     (4.8)       15,063       14,915     1.0
Consumer investment services income        5,950         4,331     37.4        23,500       16,944    38.7
Mortgage income                            1,809           678    166.8         6,583        3,087   113.2
Interchange income                         3,454         2,674     29.2        12,155        8,982    35.3
Letters of credit income                   2,003         2,093     (4.3)        7,983        7,933     0.6
Portfolio income                           2,113         2,668    (20.8)        8,742        9,253    (5.5)
Other operating revenues                   9,832         5,213     88.6        31,338       22,041    42.2
                                        --------      --------               --------     --------
    Total                               $ 70,949      $ 60,677     16.9      $266,004     $235,274    13.1
                                        ========      ========               ========     ========

NONINTEREST EXPENSES

Salaries and employee benefits          $ 64,638      $ 58,801      9.9      $249,655     $232,076     7.6
Net occupancy expense                     14,077        14,009      0.5        55,791       54,211     2.9
Equipment expense                         15,150        15,787     (4.0)       57,033       55,044     3.6
Marketing expense                          4,455         3,368     32.3        18,055       16,755     7.8
Postage and supplies expense               5,336         5,607     (4.8)       22,199       23,072    (3.8)
Communications expense                     5,396         4,775     13.0        20,665       16,466    25.5
Professional fees                          4,339         4,331      0.2        12,459       12,580    (1.0)
FDIC premiums                                410           (61)   772.1         2,625        7,814   (66.4)
Amortization expense                       4,672         4,555      2.6        18,561       17,628     5.3
Other operating expenses                  16,628        19,978    (16.8)       69,149       74,390    (7.0)
                                        --------      --------               --------     --------
    Total                               $135,101      $131,150      3.0      $526,192     $510,036     3.2
                                        ========      ========               ========     ========


INTANGIBLE ASSETS               Decemer 31,       December 31,
                                   1997               1996
                               ------------       ------------
Goodwill                         $250,922          $267,157
Core deposit intangibles              831             1,152

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